EXHIBIT 4


               IRREVOCABLE POWER OF ATTORNEY AND CUSTODY AGREEMENT

                                       for

            Sale of Shares of Common Stock, Par Value $.001 Per Share

                                       of

                        QUINTON CARDIOLOGY SYSTEMS, INC.


To:      John R. Hinson
         Quinton Cardiology Systems, Inc.
         3303 Monte Villa Parkway
         Bothell, Washington  98021
              acting as attorney-in-fact, for
              the undersigned

         Michael K. Matysik
         Quinton Cardiology Systems, Inc.
         3303 Monte Villa Parkway
         Bothell, Washington  98021
              acting as attorney-in-fact, for
              the undersigned

To:      Quinton Cardiology Systems, Inc.
         3303 Monte Villa Parkway
         Bothell, Washington  98021
              as Custodian

Dear Sirs:

                  The undersigned, as a holder of shares of common stock, par value $.001 per share (the "Common Stock"), of Quinton Cardiology Systems, Inc., a Delaware corporation (the "Company"), wishes to enter into this Irrevocable Power of Attorney and Custody Agreement in connection with the proposed sale of shares of Common Stock, par value $.001 per share (the "Common Stock") to a group of underwriters (the "Underwriters") represented by Needham & Company, Inc.; SunTrust Robinson Humphries; Adams, Harkness & Hill; and Delafield Hambrecht (the "Representatives") for distribution to the public (the "Public Offering") in the United States, under a Registration Statement on Form S-3, Commission File No. 333-114908 (the "Registration Statement") at a price and on terms to be hereafter determined (the "Initial Offering"). The offering of shares of Common Stock to the public by the Underwriters pursuant to the Underwriting Agreement (as defined below) is referred to herein as the "Offering." The Underwriters shall only be purchasing shares of Common Stock pursuant to the Underwriting Agreement. The maximum number or percentage of shares of Common Stock to be sold by the undersigned to the Underwriters in the Offering are indicated on the signature page hereto and are referred to herein as the "Shares." The undersigned is hereinafter referred to herein as the "Selling Shareholder" and, together with the other selling shareholders, if any, in connection with the Offering, the "Selling Shareholders." Except as herein provided, all capitalized terms used herein which are defined in the Underwriting Agreement have the respective meanings specified therein. The undersigned acknowledges receipt of (i) a draft of the Underwriting Agreement and (ii) a copy of the Registration Statement. The undersigned understands that, subject to the terms of this Irrevocable Power of Attorney and Custody Agreement, the draft of the Underwriting Agreement is subject to revision before execution and that the Registration Statement is subject to revision before it is declared effective and to amendment thereafter.

         (1) Appointment of Attorney-in-Fact; Grant of Authority. For purposes of effecting the sale of the Shares to the Underwriters, the undersigned hereby irrevocably makes, constitutes, and appoints the persons named as attorneys-in-fact on the first page hereof the true and lawful agents and attorneys-in-fact of the undersigned (each, an "Attorney-in-Fact") with full power and authority to act hereunder (either singly or jointly, or through any additional Attorney-in-Fact (a "Proxy") duly appointed as such by either Attorney-in-Fact), in any of their sole discretion, as hereinafter provided, in the name of and for and on behalf of the undersigned, as fully as the undersigned could if present and acting in person, with respect to all matters in connection with the Public Offering and sale of the Shares to the Underwriters to be sold by the undersigned under the Underwriting Agreement, including but not limited to the power and authority to:

          (a) For the purpose of offering and selling the Shares to the Underwriters and consummating the other transactions referred to therein, execute and deliver the Underwriting Agreement by and among the Company, the Selling Shareholder and the several Underwriters (in substantially the form attached as Annex B hereto, as the same may be amended from time to time as provided in and subject to the limitations set forth in clause (h) below, the "Underwriting Agreement") (the undersigned's approval of such execution and delivery of such agreement on its behalf and any such changes, additions, or other form or provisions shall be evidenced conclusively by the execution and delivery of such Underwriting Agreement by any Attorney-in-Fact); carry out and comply with each and all of the provisions of the Underwriting Agreement, including the making of all representations, agreements, covenants and indemnities provided in the Underwriting Agreement to be made by the undersigned; and exercise all authority given to the undersigned under the Underwriting Agreement;

          (b) Arrange for, prepare, or cause to be prepared the Registration Statement and any amendment or amendments to the Registration Statement and include in the Registration Statement information regarding the undersigned delivered to the Company or Company legal counsel by the undersigned explicitly for use in the Registration Statement and Prospectus, and execute, acknowledge and deliver any and all certificates, assurances, reports, documents, letters and consents to appropriate authorities of states or territories of the United States, the Underwriters or legal counsel to the Company or the Underwriters, which may reasonably be required or deemed to be appropriate by either


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

     Attorney-in-Fact in connection with the sale of the Shares and the registration of the Shares under the securities or blue sky laws of such states or territories to facilitate offers and sales of the Shares; provided, however, that no such action shall require the undersigned to qualify to do business or consent to service of process in any jurisdiction in which it is not currently so qualified or has so consented. The undersigned hereby authorizes the Company and its counsel to make a request for acceleration of the Registration Statement on its behalf;

          (c) Sell, assign and transfer to the Underwriters pursuant to the Underwriting Agreement up to and including the number of Shares identified on the signature page of this Irrevocable Power of Attorney and Custody
     Agreement and deposited by the undersigned hereunder, and determine the allocation of the Shares sold in the Initial Offering. The Attorneys-in-Fact agree that they will sell to the Underwriters all of the Shares received by the undersigned's Zymed subsidiary prior to including in the Offering or selling to the Underwriters any other shares held by the undersigned;

          (d) Agree upon the price (including any discounts or commissions) at which the Shares will be sold to the Underwriters pursuant to the Underwriting Agreement; provided that (i) the net proceeds per share (after the deduction of any discounts or commissions) to be received by the undersigned shall not be less than the net proceeds per share (after such deductions) to be received by the Company in respect of Shares sold by the Company, and (ii) the net proceeds per share (after such deductions) to be received by the undersigned shall not in any event be less than $___ per share;

          (e) Endorse (in blank, undated) on behalf of the undersigned a certificate or certificates representing the Shares, or stock powers attached to the certificates, and transfer and deliver such certificates representing such Shares to or upon the order of the Underwriters, or, if the Shares are registered in book-entry form by the Company's transfer agent or other authorized stock registrar, authorize by appropriate and necessary action the transfer of the Shares to the accounts of the Underwriters;

          (f) Give such written orders and instructions to the Custodian (as hereinafter defined) or the Company's registrar and transfer agent as any Attorney-in-Fact may in his discretion determine, with respect to (i) the transfer on the books of the Company of the Shares in order to effect such sale (including the names in which new certificates for such Shares are to be issued and the denominations thereof), (ii) the delivery to or for the account of the Underwriters of the certificates for such Shares against receipt by the Custodian (for the account of the undersigned) of a wire transfer for the purchase price to be paid therefor as set forth in Section 3 below, (iii) the remittance to the undersigned of such wire transfers, and (iv) the return to the undersigned of a new certificate or certificates representing the number of shares (if any) of Common Stock represented by a certificate or certificates deposited with the Custodian, which are in excess of the number of Shares to be sold by the undersigned to the Underwriters;

          (g) Retain legal counsel in connection with any and all matters referred to herein (which counsel fees shall be borne by the Company); and

          (h)  Take,  or cause to be taken,  any and all  further  actions,  and execute and deliver, or cause to be executed and delivered, the Underwriting Agreement and any and all agreements, documents, instruments and certificates specified in the draft of the Underwriting Agreement attached to this instrument as may be necessary or deemed to be desirable by either Attorney-in-Fact to effectuate, implement, or otherwise carry out the transactions contemplated by the Underwriting Agreement and this Irrevocable Power of Attorney and Custody Agreement and generally to act for and in the name and on behalf of the undersigned, with respect to the sale of Shares to the Underwriters and the offering of Shares by the Underwriters and the registration of Shares by the Company pursuant to the Securities Act of 1933 (the "Securities Act") as fully as the undersigned could if personally present and acting; provided, however, that (1) the provisions in the Underwriting Agreement relating to the Selling Shareholder or its representations, warranties, covenants, rights or obligations may not be modified without the consent of such Selling Shareholder and (2) no such action shall increase the maximum number of shares to be sold by the undersigned above the number of Shares set forth on such Selling Shareholder's signature page hereto.

         (2) Irrevocability. The undersigned has conferred and granted the power of attorney and all other authority contained herein in consideration of the Company's and the Underwriters' proceeding with, and for the purpose of completing, the transactions contemplated by the Underwriting Agreement. Subject to Section 9 hereof, the undersigned hereby agrees that all power and authority hereby conferred is coupled with an interest and is irrevocable; and to the extent not prohibited by law shall not be terminated by any act of the undersigned or by operation of law whether by the death or incapacity of the undersigned or by the occurrence of any other event. If, after the execution of this Irrevocable Power of Attorney and Custody Agreement, any such act, death or other event shall occur before the completion of the transactions contemplated by the Underwriting Agreement and this Irrevocable Power of Attorney and Custody Agreement, each Attorney-in-Fact, the Custodian and the Company are nevertheless authorized and directed to complete all of such transactions, as if such act, death or other event had not occurred and regardless of whether or not the Attorney-in-Fact, the Custodian or the Company shall have received notice of such act, death or other event.

         (3) Deposit and Delivery of Shares. The undersigned hereby deposits with the Company, as custodian (in such capacity, the "Custodian") one or more certificates representing shares of Common Stock, which represent not less than the aggregate number of Shares that the undersigned may become obligated to sell to the Underwriters as set forth on the signature page of this Irrevocable Power of Attorney and Custody Agreement. The undersigned hereby represents and warrants to each Attorney-in-Fact and the Custodian that each certificate delivered (i) has been duly executed and is in negotiable form or (ii) is accompanied by a duly executed stock power or powers in blank. In the event any of the shares of Common Stock deposited with the Custodian by the undersigned with are registered in book-entry form, the undersigned hereby designates the Custodian as the sole authority to hold such shares for the benefit of the Underwriters for purposes of performance of the obligations of the undersigned pursuant to this Agreement and the Underwriting Agreement. The Custodian shall hold the shares of Common Stock, and shall dispose of them in accordance with the written instructions of the Attorney-in-Fact and as set forth herein, with full power in the name of, and for and on behalf of, the undersigned.

         The Custodian is hereby authorized and directed by the undersigned, subject to the written instructions of any Attorney-in-Fact, (i) to hold the shares of Common Stock in custody, (ii) to make such other appropriate arrangements as may be necessary for the safekeeping of the certificates, (iii) to cause certificates representing the Shares to be sold to the Underwriters to be issued, or, if in book entry form, to effect the transfer of the Shares to the account of the underwriter, (iv) to deliver the certificates for the Shares to be sold by the undersigned, or replacement certificates evidencing the Shares, to the Representatives for the accounts of the Underwriters at the date (or dates) of delivery in accordance with the Underwriting Agreement and this Irrevocable Power of Attorney and Custody Agreement and (v) to return to the undersigned certificates representing the unsold balance, if any, of the shares of Common Stock covered by the enclosed certificates.

         The Custodian shall be fully entitled to act and rely upon any statement, request, notice or instruction respecting this Irrevocable Power of Attorney and Custody Agreement given to it by either Attorney-in-Fact or any Proxy thereof.

         (4) The Custodian. The Custodian's execution of this Irrevocable Power of Attorney and Custody Agreement shall constitute the acceptance by the Custodian of the agency herein conferred, and shall evidence its agreement to carry out and perform only those duties set forth in this Irrevocable Power of Attorney and Custody Agreement in accordance with the provisions hereof. The Custodian shall exercise the same degree of care toward the certificates of Common Stock deposited herewith as it exercises toward its own similar property and shall not be held to any higher standard of care under this Irrevocable Power of Attorney and Custody Agreement. No implied covenants or obligations shall be inferred from this Irrevocable Power of Attorney and Custody Agreement against the Custodian, nor shall the Custodian be bound by the provisions of any agreement among the undersigned, the Selling Shareholders or any Attorney-in-Fact or Proxy beyond the specific terms hereof.

         The Custodian shall be entitled to rely upon any order, judgment, certification, instruction, notice or other writing delivered to it in compliance with the provisions of this Irrevocable Power of Attorney and Custody Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the proprietary or validity or service thereof. The Custodian may act in reliance upon any instrument comporting with the provisions of this Irrevocable Power of Attorney and Custody Agreement or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

         At any time the Custodian may request in writing an instruction in writing from the Attorneys-in-Fact, or either of them, or the undersigned, and may at its own option include in such request the course of action it proposes to take and the date on which it proposes to act, regarding any matter arising in connection with its duties and obligations hereunder. The Custodian shall not be liable for acting without the consent of any such party in accordance with such a proposal on or after the date specified therein, provided that the specified date shall be at least two business days after such parties receive the Custodian's request for instructions and its proposed course of action, and provided further, that, prior to so acting, the Custodian has not received the written instructions requested.

         (5) Sale of Shares; Remitting Net Proceeds. Each Attorney-in-Fact is hereby authorized to, and any of them shall, direct the Custodian or its registrar and transfer agent in writing to deliver certificates for, or effect book-entry transfer of, the Shares to be sold by the undersigned to the Representatives as provided in the Underwriting Agreement, against delivery by the Representatives to the Custodian of a wire transfer, in same day funds payable to the order of the Custodian, for the account of the undersigned and in the amount set forth in the Underwriting Agreement. The Custodian is authorized, on behalf of the undersigned, to accept and acknowledge receipt of the payment of the purchase price for the Shares to be sold by the undersigned and shall, as soon as practicable but in any event within one business day after the day it receives such payment, remit to the undersigned, by wire transfer of immediately available funds to a bank account specified by the undersigned on the signature page hereof, or, if no such account is specified, by certified, bank or cashier's check payable to the undersigned and mailed to the undersigned at the address specified on the signature page hereof (or such other account or address or may be specified pursuant to notice delivered timely in accordance with Section (10) below), its proportionate share of the proceeds of such sales.

         (6)  Representations,   Warranties  and  Agreements.   The  undersigned
represents and warrants to, and agrees with, the Company, the Underwriters, each Attorney-in-Fact, each other Selling Shareholder and the Custodian that:

          (a) Authorization of Agreements. All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Shareholder of this Power of Attorney and Custody Agreement and the Underwriting Agreement, and for the sale and delivery of the Selling Shareholder Firm Shares to be sold by the Selling Shareholder under the Underwriting Agreement, have been obtained; and the Selling Shareholder has full corporate power and authority to enter into this Irrevocable Power of Attorney and Custody Agreement and the Underwriting Agreement, to make the representations, warranties and agreements hereunder and thereunder, and to sell, assign, transfer and deliver the Shares to be sold by the Selling Shareholder under the Underwriting Agreement. The sale of the Selling Shareholder Firm Shares to be sold by the Selling Shareholder Underwriting Agreement and the performance by the Selling Shareholder of this Irrevocable Power of Attorney and Custody Agreement and the Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Selling Shareholder pursuant to the terms or provisions of, or result in


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

     a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the Selling Shareholder or the organizational documents of the Selling Shareholder.

          (b) Good and Marketable Title. Assuming that the Selling Shareholder Firm Shares are indorsed to DTC or in blank, upon payment for the Selling Shareholder Firm Shares and the delivery to DTC or its agent of the Selling Shareholder Firm Shares registered in the name of Cede & Co. or such other nominee designated by DTC, and DTC's crediting the Selling Shareholder Firm Shares to an Underwriter's account with DTC, Cede & Co., or such other nominee designated by DTC, will be a "protected purchaser" of the Selling Shareholder Firm Shares (as defined in Section 8-303 of the Uniform Commercial Code as adopted in the State of New York (the "Code")), such Underwriter will acquire a valid "security entitlement" (within the meaning of Section 8-501 of the Code) with respect to the Common Stock to the extent that DTC credits the Selling Shareholder Firm Shares to such Underwriter's account, and no action based on an "adverse claim" (as defined in section 8-102 of the Code) may be asserted against such Underwriter with respect to such security entitlement (assuming that such Underwriter is without notice of any such adverse claim).

          (c) Due Execution of Agreements. This Irrevocable Power of Attorney and Custody Agreement has been duly executed and delivered by or on behalf of the Selling Shareholder, and constitutes a valid and binding agreement of the Selling Shareholder in accordance with its terms, except as enforceability may be limited by the application of bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or by general principles of equity; and the Attorneys-in-Fact and the Custodian have been duly authorized by the Selling Shareholder to deliver the Selling Shareholder Firm Shares on behalf of the Selling Shareholder in accordance with the terms of this Agreement. At the Closing Time, the Underwriting Agreement will have been duly executed and delivered by or on behalf of the Selling Shareholder

          (d) Absence of Manipulation. The Selling Shareholder has not taken and will not at any time take, directly or indirectly, any action (other than entering into the lock-up agreement contemplated by Section 5(n) of the Underwriting Agreement) designed, or that might reasonably be expected, to cause or result in, or that will constitute, stabilization of the price of shares of Common Stock to facilitate the sale or resale of any of the Shares; provided that the Selling Shareholder and its affiliates are not prohibited from making or amending any filings with the Commission required to be made or amended in connection with the execution of this Agreement and consummation of the transactions contemplated hereby.


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

          (e) Absence of Further Requirements. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the sale of the Selling Shareholder Firm Shares by the Selling Shareholder or the consummation by the Selling Shareholder of the transactions on its part contemplated by this Irrevocable Power of Attorney and Custody Agreement and the Underwriting Agreement, except such as may be required under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Selling Shareholder.

          (f) Restriction on Sale of Securities. The Selling Shareholder has duly executed and delivered to the Custodian a lock-up agreement in the form of Schedule III attached to the Underwriting Agreement.

          (g) Certificates Suitable for Transfer. Certificates for all of the Shares to be sold by such Selling Shareholder pursuant to the Underwriting Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian to the Underwriters pursuant to the Underwriting Agreement.

          (h) No Association with NASD. Neither such Selling Shareholder nor any of his/her/its affiliates (within the meaning of NASD Conduct Rule 2720(b)(1)(a)) directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(q) of the By-laws of the National Association of Securities Dealers, Inc.) of, any member firm of the National Association of Securities Dealers, Inc., other than as set forth on Annex A hereto or the shareholder questionnaire provided to the Company.

          (i) Form W-9/W-8. The undersigned has delivered to the Custodian a true and complete copy of United States Treasury Department Form W-9/W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (j) Opinion. The undersigned shall provide to the Custodian, for delivery to the Underwriters, the opinion of the undersigned's internal counsel contemplated by Section 6(f) of the Underwriting Agreement.

         The foregoing representations, warranties and agreements are for the benefit of and may be relied upon by each Attorney-in-Fact, the Company, the Underwriters, the Custodian, and their respective legal counsel. The undersigned will notify the Company in writing immediately of any changes in the foregoing information and representations, warranties and agreements which should be made as a result of developments occurring after the date hereof and prior to the Closing Date or any Date of Delivery under the Underwriting Agreement, and the Company and Attorneys-in-Fact may consider that there has not been any such development unless advised to the contrary.


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

         (7) Ownership of Shares. Subject to the terms hereof, until payment in full of the purchase price for such Shares being sold by the undersigned pursuant to the Underwriting Agreement has been made by or for the account of the Underwriters, the undersigned shall remain the owner of the Shares and shall have all rights thereto which are not inconsistent with this Irrevocable Power of Attorney and Custody Agreement. However, until such payment in full has been made or until the Underwriting Agreement has been terminated, the undersigned agrees that the undersigned will not give, sell, pledge, hypothecate, grant any lien or security interest in, transfer, deal with or contract with respect to the Shares or any interest therein, except to the Underwriters pursuant to the Underwriting Agreement (and, other than with respect to the Shares to be sold to the Underwriters pursuant to the Underwriting Agreement, in accordance with the lockup letter signed by the undersigned in the form of Schedule III to the Underwriting Agreement).

         (8) Liability and Indemnification. (a) Each Attorney-in-Fact and the Custodian are authorized to accept this Irrevocable Power of Attorney and Custody Agreement and take any and all actions under this Irrevocable Power of Attorney and Custody Agreement as they shall, in their own discretion, determine, except as explicitly limited herein. Each Attorney-in-Fact and the Custodian assume hereunder no responsibility or liability to the undersigned or to any other person or entity, other than to deal with the Shares held and received by either Attorney-in-Fact or deposited with the Custodian in accordance with the provisions of this Irrevocable Power of Attorney and Custody Agreement and to deal with the proceeds from the sale of the undersigned's Shares in accordance with the provisions hereof. Neither Attorney-in-Fact (in such capacity) nor the Custodian (in such capacity) make any representations with respect to and shall have no responsibility for the Registration Statement or Prospectus and shall not be liable to the undersigned or any other person or entity pursuant to this Irrevocable Power of Attorney and Custody Agreement for any error of judgment or for any act done or omitted to be done or for any mistake of fact or law except for the gross negligence, bad faith or willful misconduct of each Attorney-in-Fact or Custodian, as the case may be. The undersigned agrees that each Attorney-in-Fact and the Custodian may consult with counsel experienced in such matters of their own choice (which counsel shall be paid by the Company and may, but need not, be counsel retained on behalf of the Company or any Selling Shareholder) and each Attorney-in-Fact and the Custodian shall have full and complete authorization and protection for any action taken or suffered by each Attorney-in-Fact or the Custodian hereunder in good faith and in accordance with the advice of such counsel.

          (b) Neither Attorney-in-Fact nor the Custodian, as such, shall or will have any interest in the Shares deposited hereunder. The undersigned agrees to pay all stock and other transfer taxes relating to such Selling Shareholder's Common Stock resulting from the sale of such Shares and agrees to reimburse, indemnify and hold harmless each Attorney-in-Fact and the Custodian from any amounts that either of them is obligated to pay in the way of such stock and other transfer taxes.

          (c) Neither any Attorney-in-Fact nor the Custodian makes any representation as to the validity, value, genuineness or collectability of any security, document or instrument held by or delivered to either of them.

          (d) Neither any Attorney-in-Fact nor the Custodian will be called upon to advise or has advised the undersigned as to the merits of selling or retaining the Shares.

          (e) This Irrevocable Power of Attorney and Custody Agreement sets forth exclusively the respective duties of each Attorney-in-Fact and the Custodian with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into this Irrevocable Power of Attorney and Custody Agreement against either Attorney-in-Fact or the Custodian.

         (9) Withdrawal, Termination and Release of Shares. (a) If the Underwriting Agreement is entered into on behalf of the undersigned, this Irrevocable Power of Attorney and Custody Agreement, other than Section (8) hereof, shall terminate automatically on the 36th day following the date of the Underwriting Agreement, and shall thereafter be of no further effect.

          (b) If the Underwriting Agreement shall not be entered into on behalf of the undersigned, or it shall not become effective pursuant to its terms, or if the Underwriting Agreement shall be terminated pursuant to its terms, or if the shares agreed to be sold as contemplated by the Underwriting Agreement are not purchased and paid for by the Underwriters on or before June 30, 2004, then after such date the Attorney-in-Fact shall, unless the undersigned has agreed in writing to extend the term of this Irrevocable Power of Attorney and Custody Agreement, instruct promptly in writing the Custodian to return to the undersigned the Shares or the shares of Common Stock held for its account, together with any applicable stock powers.

          (c) In the event shares of Common Stock are sold pursuant to the Underwriting Agreement, the Custodian shall return any shares of Common Stock (with applicable stock powers) not purchased by the Underwriters.

          (d) Except as provided  in this  Section  (9),  and subject to Section
     (1), the undersigned shall have no right to revoke its request to include the Shares in the Registration Statement or to decline to sell the Shares as contemplated by the Underwriting Agreement.

          (e) Termination of this Irrevocable Power of Attorney and Custody Agreement shall not affect any lawful action done or performed by the Custodian, the Attorney-in-Fact or the Company pursuant to this Irrevocable Power of Attorney and Custody Agreement prior to the termination of this Irrevocable Power of Attorney and Custody Agreement. The provisions of Section (8), other than the first sentence of paragraph (a) thereof, shall survive termination of this Irrevocable Power of Attorney and Custody Agreement.

         (10) Notices. Any notices required to be given pursuant to this Irrevocable Power of Attorney and Custody Agreement shall be deemed given if in writing and delivered in person, by overnight courier or by telecopy subsequently confirmed by letter delivered by certified U.S. Mail, (i) if to the Company, to Quinton Cardiology Systems, Inc., 3303 Monte Villa Parkway, Bothell, Washington 98021, Attention: Chief Executive Officer; (ii) if to either

Attorney-in-Fact, to the persons named as attorneys-in-fact on the first page hereof; and (iii) if to the undersigned at the address set forth on the signature page hereof, or at such other address and fax number as any party shall communicate to the other parties by notice delivered as aforesaid.

         (11) APPLICABLE LAW. THE VALIDITY, ENFORCEABILITY, INTERPRETATION, AND CONSTRUCTION OF THIS IRREVOCABLE POWER OF ATTORNEY AND CUSTODY AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

         (12) Miscellaneous. (a) This Irrevocable Power of Attorney and Custody Agreement may be signed in any number of counterparts, each executed counterpart constituting an original but all together constituting only one instrument.

          (b) This Irrevocable Power of Attorney and Custody Agreement shall inure to the benefit of, and shall be binding upon, the undersigned and the undersigned's heirs, executors, administrators, successors and assigns, as the case may be.

          (c) If any provision of this Irrevocable Power of Attorney and Custody Agreement is found to be unenforceable as applied in any particular case or circumstance in any applicable jurisdiction because it conflicts with any other provision of this Irrevocable Power of Attorney and Custody Agreement, or any constitution, statute or rule of public policy, or for any other reason, such finding shall not render the provision unenforceable in any other case or circumstance, or render any other provision of this Irrevocable Power of Attorney and Custody Agreement unenforceable to any extent whatsoever.

          (d) The undersigned hereby irrevocably submits in any suit, action or proceeding arising out of or relating to this Irrevocable Power of Attorney and Custody Agreement, or any of the transactions contemplated hereby, to the jurisdiction and venue of any federal or state court in the County of New York, State of New York.

          (e) The Underwriters and the Company are hereby deemed third-party beneficiaries of this Irrevocable Power of Attorney and Custody Agreement and are entitled to rely on the provisions hereof as if signatories hereto.

          (f) No party may assign any of its rights or obligations under this Irrevocable Power of Attorney and Custody Agreement without the written consent of all other parties, which consent may be withheld in the reasonable discretion of the party when consent is sought. Notwithstanding the foregoing, the Company may engage, consult with or assign any of its rights, duties or obligations as Custodian to its transfer agent or any other party who normally serves in such capacity, who shall be deemed the Custodian for all purposes hereunder in addition to the Company.

          (g) This Irrevocable Power of Attorney and Custody Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

         This Irrevocable Power of Attorney and Custody Agreement shall be effective as of the date hereof.

                                            Very truly yours,


                                            ------------------------------------
                                            PHILIPS ELECTRONICS NORTH AMERICA
                                            CORPORATION

Dated: ________________                     By
                                              ----------------------------------
                                              Name:

                                              Title:

Address, Telephone Number                   Philips Electronics North America
and Fax Number:                             Corporation
                                            1251 Avenue of the Americas
                                            New York, NY  10020
                                            Attention:  Anthony Eltvedt
                                            (212) 536-0702 (T)
                                            (212) 536-0712 (F)

Wire Instructions:                          Bank:

                                            ABA No.:

                                            Account Name:

                                            Account No.:

Total Number of  Shares of Common  Stock
      Deposited    for   Sale   to   the
      Underwriters in the form of Common
      Stock   (Represents   the  maximum
      number  of  shares  that you could
      sell  in  the  Initial  Offering):    1,394,024

                       ACCEPTANCE BY THE ATTORNEY-IN-FACT


         John R. Hinson hereby accepts his appointment as Attorney-in-Fact pursuant to the foregoing Irrevocable Power of Attorney and Custody Agreement, and agrees to act in accordance with the terms of said agreement.

Dated:
       ----------------
                                                 By
                                                     ---------------------------
                                                           Attorney-in-Fact


                       ACCEPTANCE BY THE ATTORNEY-IN-FACT

         Michael K. Matysik hereby accepts his appointment as Attorney-in-Fact pursuant to the foregoing Irrevocable Power of Attorney and Custody Agreement, and agrees to act in accordance with the terms of said agreement.

Dated:
       ----------------
                                                 By
                                                     ---------------------------
                                                           Attorney-in-Fact

                           ACCEPTANCE BY THE CUSTODIAN


                  Quinton Cardiology Systems, Inc., as Custodian, hereby acknowledges receipt of the securities described in this Irrevocable Power of Attorney and Custody Agreement (and in the form described herein) and agrees to act in accordance with this Irrevocable Power of Attorney and Custody Agreement.


Dated:                                      QUINTON CARDIOLOGY SYSTEMS, INC.,
       ----------------                        as Custodian

                                               By
                                                  ------------------------------
                                                      Authorized Signatory

                            ACCEPTANCE BY THE COMPANY


         Quinton Cardiology Systems, Inc. hereby accepts the terms of this Irrevocable Power of Attorney and Custody Agreement.

Dated:                                      QUINTON CARDIOLOGY SYSTEMS, INC.
       ----------------
                                            By
                                               ---------------------------------
                                            Name:

                                            Title: